                                                                      EXHIBIT 24


                           SEA PINES ASSOCIATES, INC.

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of SEA PINES ASSOCIATES, INC., a South Carolina corporation (hereinafter referred to as the "Company"), does hereby constitute and appoint Charles W. Flynn, Michael E. Lawrence and Angus Cotton, respectively, and each of them severally, with full power of substitution, his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents or any of them may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the filing under the Act of the Company's Annual Report on Form 10-K for the Company's fiscal year ended October 31, 1997, including all amendments thereto (the "Form 10-K"), and including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Form 10-K filed with the Commission and to any instrument or document filed as part of, as an exhibit to, or in connection with said Form 10-K; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 26th day of January, 1998.


                                   /s/ Paul B. Barringer, II
                                   ---------------------------------------------
                                                                     (Signature)

                                   Paul B. Barringer, II
                                   ---------------------------------------------
                                                                    (Print Name)

                                                                      EXHIBIT 24


                           SEA PINES ASSOCIATES, INC.

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of SEA PINES ASSOCIATES, INC., a South Carolina corporation (hereinafter referred to as the "Company"), does hereby constitute and appoint Charles W. Flynn, Michael E. Lawrence and Angus Cotton, respectively, and each of them severally, with full power of substitution, his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents or any of them may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the filing under the Act of the Company's Annual Report on Form 10-K for the Company's fiscal year ended October 31, 1997, including all amendments thereto (the "Form 10-K"), and including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Form 10-K filed with the Commission and to any instrument or document filed as part of, as an exhibit to, or in connection with said Form 10-K; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 26th day of January, 1998.


                                   /s/ James L. Gray
                                   ---------------------------------------------
                                                                     (Signature)

                                   James L. Gray
                                   ---------------------------------------------
                                                                    (Print Name)

                                                                      EXHIBIT 24


                           SEA PINES ASSOCIATES, INC.

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of SEA PINES ASSOCIATES, INC., a South Carolina corporation (hereinafter referred to as the "Company"), does hereby constitute and appoint Charles W. Flynn, Michael E. Lawrence and Angus Cotton, respectively, and each of them severally, with full power of substitution, his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents or any of them may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the filing under the Act of the Company's Annual Report on Form 10-K for the Company's fiscal year ended October 31, 1997, including all amendments thereto (the "Form 10-K"), and including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to the Form 10-K filed with the Commission and to any instrument or document filed as part of, as an exhibit to, or in connection with said Form 10-K; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 26th day of January, 1998.


                                   /s/ Ralph L. Dupps, Jr.
                                   ---------------------------------------------
                                                                     (Signature)

                                   Ralph L. Dupps, Jr.
                                   ---------------------------------------------
                                                                    (Print Name)